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                                                                   EXHIBIT 10.10

                             FIFTH AMENDMENT TO THE
                       MANTECH INTERNATIONAL 401(K) PLAN

     AMENDMENT to the ManTech International 401(k) Plan (the "Plan") by ManTech International Corporation (the "Company").

     The Company maintains the Plan, effective as of January 1, 1993, and amended and restated effective as of October 1, 1998. The Company has the power to amend the Plan and now wishes to do so. Unless otherwise provided herein, the amendment shall be effective as of October 1, 1998.

     NOW THEREFORE, the Plan is amended as follows:

I. Section 1.14 of the Plan is amended by inserting the following sentence at the end of the Section:

          Effective as of December 14, 1998, the corporation listed on Exhibit E has adopted the Plan and is an Employer. Effective as of December 13, 1999, the corporation listed on Exhibit F has adopted the Plan and is an Employer. Effective as of March 30, 2000 the corporation listed on Exhibit G has adopted the Plan and is an Employer. Effective as of June 22, 2000 the corporation on Exhibit H has adopted the Plan and is an Employer.

II.  The following new Exhibit E is added after Exhibit D to the Plan:

                          EXHIBIT E--RELATED COMPANIES
                          ----------------------------

          The following company is a elated Company under the Plan:

          ManTech Enterprise Solutions, Inc. (formerly known as ManTech Y2K Solutions, Inc.)





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III.   The following new Exhibit F is added after Exhibit E to the Plan:

                                        EXHIBIT F--RELATED COMPANIES

           The following company is a Related Company under the Plan:

           LATAM CORPORATION

IV.    The following new Exhibit G is added after Exhibit F to the Plan:

                                        EXHIBIT G--RELATED COMPANIES

           The following company is a Related Company under the Plan:

           VOBIX CORPORATION

V.     The following new Exhibit H is added after Exhibit G to the Plan:

                                        EXHIBIT H--RELATED COMPANIES

           The following company is a Related Company under the Plan:

           ManTech Security Technologies Corporation

VI.    In all respects not amended, the Plan is hereby ratified and confirmed.

                                   * * * * *

       To record adoption of the Amendment as set forth above, the Company has caused this document to be signed on this _____ day of December 2000.



                                        MANTECH INTERNATIONAL CORPORATION

                                        BY:  /s/ George J. Pedersen
                                            -----------------------------
                                            George J. Pedersen


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